EXHIBIT 99.1

Qumu Announces First Quarter 2020 Results
Company reports solid first quarter results, provides update on business and market for enterprise video amid COVID-19 pandemic

Conference Call Today, May 5, 2020 at 4:30 p.m. ET

Minneapolis, MN – May 5, 2020 – Qumu Corporation (Nasdaq: QUMU) today reported financial results for the first quarter ended March 31, 2020, reflecting revenue of $6.2 million, net loss of $(2.7) million, and adjusted EBITDA loss, a non-GAAP measure, of $(1.2) million. The Company ended the first quarter 2020 with cash of $8.4 million.

Management Commentary
“Scalable, secure, self-service video technology for enterprises is the key value proposition that Qumu provides to its customers. Beginning in mid-March 2020, enterprises around the world implemented work-from-home and travel restrictions in response to COVID-19. Certainly, Qumu has done the same for the health and safety of its global workforce and I want to recognize the Qumu team for their dedication to serving our customers around the world and around the clock," said Vern Hanzlik, Qumu President and CEO.

"We believe the COVID-19 pandemic has become a change agent within enterprises, driving organizations to expand the use of video for business continuity and effectively resetting communication in a new normal," continued Hanzlik. "Video adoption has fueled an exponential increase in usage of our platform in the last weeks of the quarter which continues into the current quarter. We are also experiencing very strong demand from prospects and existing customers as enterprises push to enable and upgrade their video capabilities.”

“Amongst the COVID-19 related opportunities closed during the last week of Q1 was one of significance," added Hanzlik. "An existing customer signed an expansion agreement to harden their video infrastructure in support of 325,000 employees and additional external stakeholders. Although we were only able to recognize a small portion of the multi-million dollar contract as revenue in Q1, significant revenues will be delivered in Q2, as well as additional revenue in the second half of 2020. Given our COVID-19-driven customer deals in Q1, and our visibility to our near-term pipeline, we have confidence in our prospects for revenue growth in 2020.”

First Quarter 2020 Financial Highlights
First quarter 2020 revenue was $6.2 million, compared to $7.1 million for the first quarter 2019. Sales mix and the timing of revenue recognition contributed to the decrease, as the first quarter 2019 included revenue from large term software license renewals, resulting in a year-over-year term software license revenue decrease of $1.5 million. Revenue from term software licenses is recognized upon fulfillment—that is, up front—in accordance with ASC 606.

Net loss was $(2.7) million, or $(0.20) loss per basic share and $(0.21) loss per diluted share, compared to $(950,000), or $(0.10) loss per basic and diluted share, for the first quarter 2019. First quarter 2020 adjusted EBITDA loss was $(1.2) million, compared to adjusted EBITDA income of $210,000 for the comparative 2019 period. Net loss and net loss per share for the first quarter 2020 were unfavorably impacted by transaction-related expenses totaling $811,000, included in general and administrative expenses, related to Qumu's merger agreement with Synacor, Inc., which is anticipated to close mid-2020. The transaction-related expenses represent an adjustment in the determination of adjusted EBITDA (see Supplemental Financial Information below).

Other Financial Highlights

•
Subscription, maintenance and support revenue was $4.2 million and $5.6 million for the first quarter 2020 and 2019, respectively, as the first quarter 2019 included large term license renewals, for which the revenue is recognized up front.

•
Gross margin was 66.5% for the first quarter 2020, compared to 78.3% for the first quarter 2019, as the sales mix for the 2020 period included a higher mix of appliance revenue, which generally has lower margins, and the mix for the 2019 period included a higher mix of term license revenue, which generally has higher margins. Additionally, the first quarter 2020 included outsourced professional services expense for certain customer-specific projects in the quarter, which negatively impacted services gross margin.

•	Cash and cash equivalents totaled $8.4 million as of March 31, 2020, compared to $10.6 million as of December 31, 2019.

•	Customer retention was 90% for the first quarter 2020.

•
Subsequent to March 31, 2020, Qumu entered into an agreement to cancel its outstanding warrant to ESW Holdings, Inc. effective May 1, 2020, for a deferred purchase price of $1.83 million reflected in a note maturing on April 1, 2021 and bearing no interest. The warrant to ESW Holdings, Inc. was for the purchase of up to 925,000 shares of Qumu's common stock and was subject to a minimum cash settlement provision in the event of a change of control transaction referred to as a Fundamental Transaction, which included Qumu’s proposed merger with Synacor, Inc. The payment obligations of the note will be accelerated upon a Fundamental Transaction, which includes Qumu’s proposed merger with Synacor, Inc., and Qumu would be required to pay an additional $150,000 to ESW Holdings, Inc. upon the closing of a Fundamental Transaction. The fair value of the warrant instrument has historically been reported as a liability in Qumu's consolidated financial statements, and, for certain historical reporting periods since its issuance—including the first quarter 2020—the warrant instrument was dilutive in the calculation of earnings per share.

Business Outlook
As Qumu considers its revenue outlook for the balance of 2020, we are cautious due to the unknown financial impact that COVID-19 will have on economies and enterprises around the world. However, based on the strength of first quarter 2020 and second quarter 2020 to date customer contracts and Qumu’s pipeline, management expects 2020 revenue to be approximately $28 million as compared to $25.4 million in 2019. Qumu will continue to assess the revenue outlook for the second half of the year as more information becomes available on customer ordering trends and the economic disruption caused by COVID-19.

Conference Call
Qumu President and CEO Vern Hanzlik and CFO Dave Ristow will host a conference call today (May 5, 2020) at 4:30 p.m. Eastern time.

U.S. Dial-In Number: 877-456-6914
International Dial-In Number: 929-387-3794

Investors can also access a webcast of the live conference call by linking through the Investor Relations section of the Qumu website at https://qumu.com/en/investor-relations/. The webcast will be archived on Qumu’s website for one year.

Non-GAAP Information
To supplement the Company's condensed consolidated financial statements presented on a GAAP basis, the Company uses adjusted EBITDA, a non-GAAP measure, which excludes certain items from net loss, a GAAP measure. Adjusted EBITDA excludes items related to interest income and expense, the impact of income-based taxes, depreciation and amortization, stock-based compensation, change in fair value of warrant liabilities, foreign currency gains and losses, other non-operating income and expenses, and transaction-related expenses.

The Company uses both GAAP and non-GAAP measures when planning, monitoring, and evaluating the Company’s performance. The Company believes that adjusted EBITDA is useful to investors because it provides supplemental information that allows investors to review the Company's results of operations from the same perspective as management and the Company's board of directors. Non-GAAP results are presented for supplemental informational purposes only for understanding our operating results. The non-GAAP results should not be considered a substitute for financial information presented in accordance with generally accepted accounting principles, and may be different from non-GAAP measures used by other companies.

See the attached Supplemental Financial Information for a reconciliation of net loss, a GAAP measure, to adjusted EBITDA, a non-GAAP measure, for the three months ended March 31, 2020 and 2019.

About Qumu
Qumu Corporation (Nasdaq: QUMU) is the leading provider of best-in-class tools to create, manage, secure, distribute and measure the success of live and on-demand video for the enterprise. Backed by the most trusted and experienced team in the industry, the Qumu platform enables global organizations to drive employee engagement, increase access to video, and modernize the workplace by providing a more efficient and effective way to share knowledge.

Forward-Looking Statements
This press release contains forward-looking statements that are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Any statements contained in this press release that are not statements of historical fact may be deemed to be forward-looking statements. Without limiting the foregoing, words such as “may,” “will,” “expect,” “believe,” “anticipate,” or “estimate” or comparable terminology are intended to identify forward-looking statements. Forward-looking statements are subject to various risks and uncertainties that could cause actual results to differ materially from those expressed or implied in such statements.

Such forward-looking statements include, for example, statements about: the expected use and adoption of video in the enterprise, the impact of COVID-19 on the use and adoption of video in the enterprise, the Company’s future revenue and operating performance, cash balances, future product mix or the timing of recognition of revenue and the demand for the Company’s products or software. The risks and uncertainties that could cause actual results to differ materially from those expressed or implied in these forward-looking statements include the risk factors described in the Company’s most recent Annual Report on Form 10-K, subsequent Quarterly Reports on Form 10-Q, Current Reports on Form 8-K and other filings with the Securities and Exchange Commission.

Other forward-looking statements relating to the merger between Qumu and Synacor also are subject to risks and uncertainties that include, but are not limited to: (i) Synacor or Qumu may be unable to obtain shareholder approval as required for the merger; (ii) other conditions to the closing of the merger may not be satisfied; (iii) the merger may involve unexpected costs, liabilities or delays; (iv) the effect of the announcement of the merger on the ability of Synacor or Qumu to retain and hire key personnel and maintain relationships with customers, suppliers and others with whom Synacor or Qumu does business, or on Synacor’s or Qumu’s operating results and business generally; (v) Synacor’s or Qumu’s respective businesses may suffer as a result of uncertainty surrounding the merger and disruption of management’s attention due to the merger; (vi) the outcome of any legal proceedings related to the merger; (vii) Synacor or Qumu may be adversely affected by other economic, business, and/or competitive factors; (viii) the occurrence of any event, change or other circumstances that could give rise to the termination of the merger agreement; (ix) the financial results of each company for the first quarter 2020 may not be representative of the combined company’s results for 2020 or any future period; (x) risks that the merger disrupts current plans and operations and the potential difficulties in employee retention as a result of the merger; and (xi) other risks to consummation of the merger, including the risk that the merger will not be consummated within the expected time period or at all or that the anticipated benefits of the merger will not be realized within the expected time period or at all, including due to COVID-19. Additional factors that may affect the future results of Synacor are set forth in its filings with the Securities and Exchange Commission, including Synacor’s most recent Annual Report on Form 10-K, subsequent Quarterly Reports on Form 10-Q, Current Reports on Form 8-K and other filings with the Securities and Exchange Commission, which are available on the SEC’s website at www.sec.gov.

The forward-looking statements in this press release speak only as of the date of this press release. Except as required by law, Qumu assumes no obligation to update or revise these forward-looking statements for any reason, even if new information becomes available in the future, except as required by law.

No Offer or Solicitation
This press release does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval with respect to the proposed merger or otherwise. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Additional Information and Where to Find It
In connection with the proposed merger between Synacor and Qumu, Synacor intends to file a registration statement on Form S-4 containing a joint proxy statement/prospectus of Synacor and Qumu and other documents concerning the proposed merger with the SEC. The definitive proxy statement will be mailed to the stockholders of Synacor and Qumu in advance of the meeting. BEFORE MAKING ANY VOTING DECISION, SYNACOR’S AND QUMU’S RESPECTIVE STOCKHOLDERS ARE URGED TO READ THE JOINT PROXY STATEMENT/PROSPECTUS IN ITS ENTIRETY WHEN IT BECOMES AVAILABLE AND ANY OTHER DOCUMENTS FILED BY EACH OF SYNACOR AND QUMU WITH THE SEC IN CONNECTION WITH THE PROPOSED MERGER OR INCORPORATED BY REFERENCE THEREIN BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION AND THE PARTIES TO THE PROPOSED TRANSACTION. Investors and security holders will be able to obtain a free copy of the joint proxy statement/prospectus and other documents containing important information about Synacor and Qumu, once such documents are filed with the SEC, through the website maintained by the SEC at www.sec.gov. Synacor and Qumu make available free of charge at www.synacor.com and www.qumu.com, respectively (in the “Investor Relations” section), copies of materials they file with, or furnish to, the SEC. The contents of the websites referenced above are not deemed to be incorporated by reference into the registration statement or the joint proxy statement/prospectus.

Participants in the Solicitation
This document does not constitute a solicitation of proxy, an offer to purchase or a solicitation of an offer to sell any securities. Synacor, Qumu and their respective directors, executive officers and certain employees may be deemed to be participants in the solicitation of proxies from the stockholders of Synacor and Qumu in connection with the proposed merger. Information regarding the special interests of these directors and executive officers in the proposed merger will be included in the joint proxy statement/prospectus referred to above. Security holders may also obtain information regarding the names, affiliations and interests of Synacor’s directors and executive officers in Synacor’s Annual Report on Form 10-K for the fiscal year ended December 31, 2019, which was filed with the SEC on March 6, 2020, and its definitive proxy statement for the 2020 annual meeting of stockholders, which was filed with the SEC on April 29, 2020. Security holders may obtain information regarding the names, affiliations and interests of Qumu’s directors and executive officers in Qumu’s Annual Report on Form 10-K for the fiscal year ended December 31, 2019, which was filed with the SEC on March 6, 2020. To the extent the holdings of Synacor securities by Synacor’s directors and executive officers or the holdings of Qumu securities by Qumu’s directors and executive officers have changed since the amounts set forth in Synacor’s proxy statement for its 2020 annual meeting of stockholders or Qumu’s Form 10-K for 2019, such changes have been or will be reflected on Statements of Change in Ownership on Form 4 filed with the SEC. Additional information regarding the interests of such individuals in the proposed merger will be included in the joint proxy statement/prospectus relating to the proposed merger when it is filed with the SEC. These documents (when available) may be obtained free of charge from the SEC’s website at www.sec.gov, Synacor’s website at www.synacor.com and Qumu’s website at www.qumu.com. The contents of the websites referenced above are not deemed to be incorporated by reference into the registration statement or the joint proxy statement/prospectus.

Company Contact:
Dave Ristow
Chief Financial Officer
Qumu Corporation
Dave.Ristow@qumu.com
+1.612.638.9045

QUMU CORPORATION
Condensed Consolidated Statements of Operations
(unaudited - in thousands, except per share data)

	Three Months Ended March 31,
	2020	2019
Revenues:
Software licenses and appliances	$1,540	$1,005
Service	4,687	6,093
Total revenues	6,227	7,098
Cost of revenues:
Software licenses and appliances	648	311
Service	1,439	1,226
Total cost of revenues	2,087	1,537
Gross profit	4,140	5,561
Operating expenses:
Research and development	1,780	1,674
Sales and marketing	2,218	2,352
General and administrative	2,593	1,746
Amortization of purchased intangibles	164	218
Total operating expenses	6,755	5,990
Operating loss	(2,615)	(429)
Other income (expense):
Interest income (expense), net	17	(205)
Decrease (increase) in fair value of warrant liability	36	(289)
Other, net	(160)	(31)
Total other income (expense), net	(107)	(525)
Loss before income taxes	(2,722)	(954)
Income tax benefit	(50)	(4)
Net loss	$(2,672)	$(950)

Net loss per share – basic:
Net loss per share – basic	$(0.20)	$(0.10)
Weighted average shares outstanding – basic	13,552	9,688
Net loss per share – diluted:
Loss attributable to common shareholders	$(2,838)	$(950)
Net loss per share – diluted	$(0.21)	$(0.10)
Weighted average shares outstanding – diluted	13,589	9,688

QUMU CORPORATION
Condensed Consolidated Balance Sheets
(unaudited - in thousands)

Assets	March 31, 2020	December 31, 2019
Current assets:
Cash and cash equivalents	$8,365	$10,639
Receivables, net	5,082	4,586
Contract assets	907	1,089
Income taxes receivable	441	338
Prepaid expenses and other current assets	2,022	1,981
Total current assets	16,817	18,633
Property and equipment, net	536	596
Right of use assets – operating leases	1,590	1,746
Intangible assets, net	2,770	3,075
Goodwill	6,739	7,203
Deferred income taxes, non-current	13	21
Other assets, non-current	458	442
Total assets	$28,923	$31,716
Liabilities and Stockholders’ Equity
Current liabilities:
Accounts payable and other accrued liabilities	$2,755	$2,816
Accrued compensation	1,906	1,165
Deferred revenue	10,304	10,140
Operating lease liabilities	527	587
Financing obligations	133	157
Warrant liability	2,903	2,939
Total current liabilities	18,528	17,804
Long-term liabilities:
Deferred revenue, non-current	1,096	1,449
Income taxes payable, non-current	591	585
Operating lease liabilities, non-current	1,399	1,587
Financing obligations, non-current	61	83
Total long-term liabilities	3,147	3,704
Total liabilities	21,675	21,508
Stockholders’ equity:
Common stock	136	136
Additional paid-in capital	78,253	78,061
Accumulated deficit	(67,800)	(65,128)
Accumulated other comprehensive loss	(3,341)	(2,861)
Total stockholders’ equity	7,248	10,208
Total liabilities and stockholders’ equity	$28,923	$31,716

QUMU CORPORATION
Condensed Consolidated Statements of Cash Flows
(unaudited - in thousands)

	Three Months Ended March 31,
	2020	2019
Operating activities:
Net loss	$(2,672)	$(950)
Adjustments to reconcile net loss to net cash provided by (used in) operating activities:
Depreciation and amortization	314	408
Stock-based compensation	245	231
Accretion of debt discount and issuance costs	—	128
Gain on lease modification	—	(21)
Increase (decrease) in fair value of warrant liability	(36)	289
Deferred income taxes	8	—
Changes in operating assets and liabilities:
Receivables	(542)	1,914
Contract assets	182	(1,176)
Income taxes receivable / payable	(113)	(3)
Prepaid expenses and other assets	(28)	125
Accounts payable and other accrued liabilities	17	(75)
Accrued compensation	754	(405)
Deferred revenue	(18)	(424)
Other non-current liabilities	—	(24)
Net cash provided by (used in) operating activities	(1,889)	17
Investing activities:
Purchases of property and equipment	(27)	(14)
Net cash used in investing activities	(27)	(14)
Financing activities:
Principal payments on financing obligations	(93)	(80)
Common stock repurchases to settle employee withholding liability	(53)	(36)
Net cash used in financing activities	(146)	(116)
Effect of exchange rate changes on cash	(212)	48
Net decrease in cash and cash equivalents	(2,274)	(65)
Cash and cash equivalents, beginning of period	10,639	8,636
Cash and cash equivalents, end of period	$8,365	$8,571

QUMU CORPORATION
Supplemental Financial Information
(unaudited - in thousands)

A summary of revenue is as follows:

	Three Months Ended March 31,
	2020	2019
Software licenses and appliances	$1,540	$1,005
Service
Subscription, maintenance and support	4,160	5,563
Professional services and other	527	530
Total service	4,687	6,093
Total revenue	$6,227	$7,098

A reconciliation from GAAP results to adjusted EBITDA is as follows:

	Three Months Ended March 31,
	2020	2019
Net loss	$(2,672)	$(950)
Interest expense (income), net	(17)	205
Income tax benefit	(50)	(4)
Depreciation and amortization expense:
Depreciation and amortization in cost of revenues	—	—
Depreciation and amortization in operating expenses	78	73
Total depreciation and amortization expense	78	73
Amortization of intangibles included in cost of revenues	72	117
Amortization of intangibles included in operating expenses	164	218
Total amortization of intangibles expense	236	335
Total depreciation and amortization expense	314	408
EBITDA	(2,425)	(341)
Increase (decrease) in fair value of warrant liability	(36)	289
Other expense, net	160	31
Stock-based compensation expense:
Stock-based compensation included in cost of revenues	5	8
Stock-based compensation included in operating expenses	240	223
Total stock-based compensation expense	245	231
Transaction-related expenses	811	—
Adjusted EBITDA	$(1,245)	$210